SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: April 8, 2003
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2003-5)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2003-5. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2003-5 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2003-5 REMIC Pass-Through Certificates.

     On April 29, 2003, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before April 1, 2003) as of April 1, 2003 of $380,771,112.36. The mortgage loans that have original maturites of at least 20 years but not more than 30 years and are not relocation mortgage loans, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before April 1, 2003) as of April 1, 2003 of $180,682,243.68. The mortgage loans that have original maturites of at least 10 years but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before April 1, 2003) as of April 1, 2003 of $126,383,134.44. The mortgage loans that have original maturites of at least 20 years but not more than 30 years and are relocation mortgage loans, the "pool III mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before April 1, 2003) as of April 1, 2003 of $73,705,734.24. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total numbers of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of April 1, 2003 were 391, 263 and 164, respectively. The weighted average interest rates of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans (before deduction of the servicing fee) as of April 1, 2003 were 6.225%, 5.769%% and 5.741%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of April 1, 2003 were 357.85 months, 177.48 months and 357.34 months, respectively. All mortgage loans have original maturities of at least 10 but not more than 30 years. None of the pool I mortgage loans, the pool II mortgage loans or the pool III mortgage loans were originated prior to March 1, 2002, April 1, 2002 and June 1, 2002, respectively or after April 1, 2003. The weighted average original terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of April 1, 2003 were 359.36 months, 178.81 months and 360 months, respectively.

     None of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans have a scheduled maturity later than April 1, 2033, April 1, 2018 and April 1, 2033, respectively. Each pool I mortgage loan, pool II mortgage loan and pool III mortgage loan had an original principal balance of not less than $26,000, $40,625 and $324,000, respectively, nor more than $1,000,000. Pool I mortgage loans, pool II mortgage loans and pool III mortgage loans having aggregate scheduled principal balances of $3,461,540, $374,679 and $2,250,680, respectively, as of April 1, 2003, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans, pool II mortgage loans or pool III mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of April 1, 2003 were 63.9%, 54.1% and 74.8%, respectively. No more than $2,742,798,
$2,525,793 and $1,665,422, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans are secured by mortgaged properties located in any one zip code. At least 97%(2), 95% and 100%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans or as a percentage of the aggregate scheduled principal balance of the pool III mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool III mortgage loans.

     At least 95%, 97% and 14%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 5%, 3% and 86%, respectively of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 76%, 87% and 1%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans for which additional collateral was pledged, taken as a group:

     1.   the number of such pool I mortgage loans is 4;

     2. such pool I mortgage loans have an aggregate scheduled principal balance of $1,088,457;

     3. the weighted average loan-to-value ratio of such pool I mortgage loans, taking into account the loanable value of the pledged additional collateral, is 79.0%; and

     4. the weighted average loan-to-value ratio of such pool I mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 97.9%.

     Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.500%. Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I premium loans and the pool I discount loans were $179,683,391 and $998,853, respectively. The weighted average interest rates of the pool I premium loans and the pool I discount loans, as of the cut-off date, were 6.230% and 5.250%, respectively. The weighted average remaining terms to stated maturity of the pool I premium loans and the pool I discount loans, as of the cut-off date, were
357.84 months and 359.00 months, respectively.

     Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.000%. Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 5.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II premium loans and the pool II discount loans were $125,805,282 and $577,853, respectively. The weighted average interest rates of the pool II premium loans and the pool II discount loans, as of the cut-off date, were 5.772% and 5.125%, respectively. The weighted average remaining terms to stated maturity of the pool II premium loans and the pool II discount loans, as of the cut-off date, were 177.47 months and 179.00 months, respectively.

     Pool III premium loans will consist of pool III mortgage loans with net loan rates greater than or equal to 5.500%. Pool III discount loans will consist of pool III mortgage loans with net loan rates less than 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool III premium loans and the pool III discount loans were $38,777,583 and $34,928,151, respectively. The weighted average interest rates of the pool III premium loans and the pool III discount loans, as of the cut-off date, were 5.907% and 5.558%, respectively. The weighted average remaining terms to stated maturity of the pool III premium loans and the pool III discount loans, as of the cut-off date, were 356.79 months and 357.95 months, respectively.

      The following tables set forth information regarding the mortgage loans as of April 1, 2003.


                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                 79                         $ 35,317,479

2003                                312                          145,364,765


Total                               391                         $180,682,244
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                 30                         $ 14,292,113

2003                                233                          112,091,021


Total                               263                         $126,383,134
                                    ===                         ============


                YEARS OF ORIGINATION OF POOL III MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                 90                          $38,029,377

2003                                 74                           35,676,357


Total                               164                          $73,705,734
                                    ===                          ===========

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     331                         $153,578,683

Multi-family Dwellings*              10                            5,472,574

Townhouses                            5                            2,129,687

Condominium Units (one to four        5                            2,213,730
stories high)

Condominium Units (over four          5                            2,155,585
stories high)

Cooperative Units                    35                           15,131,985


Total                               391                         $180,682,244
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family and 3-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------


Detached houses                     236                         $112,115,787

Multi-family Dwellings*               1                              617,799

Condominium Units (one to four        6                            2,838,023
stories high)

Condominium Units (over four          5                            2,819,720
stories high)

Cooperative Units                    15                            7,991,805


Total                               263                         $126,383,134
                                    ===                         ============

-----------
*   Multi-family dwellings are 3-family.

              TYPES OF DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     145                          $65,081,920

Townhouses                            2                              844,992

Condominium Units (one to four       10                            4,384,464
stories high)

Condominium Units (over four          5                            2,413,743
stories high)

Cooperative Units                     2                              980,615


Total                               164                          $73,705,734
                                    ===                          ===========


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            381                         $175,209,670

2-family                              8                            4,143,204

3-family                              2                            1,329,370


Total                               391                         $180,682,244
                                    ===                         ============


        NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            262                         $125,765,335

3-family                              1                              617,799


Total                               263                         $126,383,134
                                    ===                         ============

        NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            164                          $73,705,734


Total                               164                          $73,705,734
                                    ===                          ===========


                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$199,999 and under                    2                         $    142,385

$200,000 through $249,999             4                              909,132

$250,000 through $299,999             3                              807,702

$300,000 through $349,999            37                           12,400,417

$350,000 through $399,999            98                           36,747,967

$400,000 through $449,999            67                           28,341,735

$450,000 through $499,999            64                           30,494,630

$500,000 through $549,999            32                           16,754,585

$550,000 through $599,999            24                           13,821,879

$600,000 through $649,999            28                           17,623,737

$650,000 through $699,999            22                           14,934,113

$700,000 through $749,999             6                            4,212,203

$750,000 through $799,999             1                              783,506

$800,000 through $849,999             1                              814,400

$850,000 through $949,999             1                              895,000

$950,000 and over                     1                              998,853


Total                               391                         $180,682,244
                                    ===                         ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    3                         $    231,258

$150,000 through $249,999             1                              248,240

$250,000 through $299,999             1                              253,001

$300,000 through $349,999            27                            9,148,304

$350,000 through $399,999            67                           25,307,908

$400,000 through $449,999            48                           20,304,815

$450,000 through $499,999            31                           14,736,015

$500,000 through $549,999            16                            8,331,158

$550,000 through $599,999            15                            8,727,027

$600,000 through $649,999            16                            9,990,233

$650,000 through $699,999            18                           12,125,013

$700,000 through $749,999             7                            5,067,566

$750,000 through $799,999             3                            2,364,864

$800,000 through $849,999             0                                    0

$850,000 through $899,999             3                            2,652,546

$900,000 through $949,999             0                                    0

$950,000 through $999,999             7                            6,895,186

$1,000,000 and over                   0                                    0


Total                               263                         $126,383,134
                                    ===                         ============

                         SIZE OF POOL III MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$299,999 and under                    0                          $         0

$300,000 through $349,999            35                           11,841,257

$350,000 through $399,999            53                           20,008,157

$400,000 through $449,999            18                            7,658,354

$450,000 through $499,999            21                           10,006,720

$500,000 through $549,999             8                            4,177,444

$550,000 through $599,999             9                            5,151,793

$600,000 through $649,999             6                            3,739,527

$650,000 through $699,999             4                            2,733,432

$700,000 through $749,999             2                            1,447,537

$750,000 through $799,999             3                            2,345,353

$800,000 through $849,999             1                              838,363

$850,000 through $899,999             1                              878,158

$900,000 through $949,999             1                              925,000

$950,000 through $999,999             2                            1,954,639

$1,000,000 and over                   0                                    0


Total                               164                          $73,705,734
                                    ===                          ===========

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.250% - 5.500%                       1                         $    998,853

5.501% - 6.000%                      73                           36,073,454

6.001% - 6.500%                     299                          135,228,409

6.501% - 7.000%                      18                            8,381,528


Total                               391                         $180,682,244
                                    ===                         ============


             DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.125% - 5.500%                      17                         $  7,703,146

5.501% - 6.000%                     233                          112,168,997

6.001% - 6.500%                      11                            5,304,096

6.501% - 6.875%                      2                             1,206,895


Total                               263                         $126,383,134
                                    ===                         ============


              DISTRIBUTION OF POOL III MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.375% - 5.500%                      35                          $15,834,940

5.501% - 6.000%                     114                           50,596,067

6.001% - 6.500%                      14                            6,865,314

6.501% - 6.625%                       1                              409,413


Total                               164                          $73,705,734
                                    ===                          ===========

                      DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    179                         $ 84,225,442

65.001% - 75.000%                   102                           46,428,587

75.001% - 80.000%                   100                           46,566,675

80.001% - 85.000%                     4                            1,124,987

85.001% - 90.000%                     5                            1,942,553

90.001% - 95.000%                     1                              394,000


Total                               391                         $180,682,244
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                     183                        $ 90,461,394

65.001% - 75.000%                    46                           20,728,581

75.001% - 80.000%                    33                           14,818,480

85.001% - 90.000%                     1                              374,679


Total                               263                         $126,383,134
                                    ===                         ============


                     DISTRIBUTION OF POOL III MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                     24                          $11,138,270

65.001% - 75.000%                    30                           14,309,623

75.001% - 80.000%                   104                           46,007,161

85.001% - 90.000%                     3                            1,201,587

90.001% - 95.000%                     3                            1,049,093


Total                               164                          $73,705,734
                                    ===                          ===========

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               5                         $  2,383,092
Arizona                               4                            2,605,861
California                          161                           74,301,107
Colorado                              6                            2,783,639
Connecticut                           6                            3,048,245
Delaware                              1                              485,528
District of Columbia                  2                              756,290
Florida                               6                            2,486,920
Georgia                               9                            3,810,489
Illinois                             11                            5,246,108
Indiana                               2                              875,439
Maryland                              6                            2,537,978
Massachusetts                        12                            6,332,454
Michigan                              2                              703,072
Missouri                              2                              761,673
Nevada                                1                              400,000
New Jersey                           13                            5,844,013
New Mexico                            1                              650,367
New York                            102                           45,647,641
North Carolina                        4                            1,776,683
Pennsylvania                          1                              385,758
South Carolina                        1                              699,320
Tennessee                             2                              975,549
Texas                                 9                            5,475,015
Virginia                             18                            7,524,268
Washington                            2                            1,047,169
West Virginia                         1                              670,000
Wisconsin                             1                              468,566


Total                               391                         $180,682,244
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               1                         $    360,400
Arizona                               5                            1,474,412
California                           83                           40,326,527
Colorado                              7                            3,337,367
Connecticut                           9                            4,408,769
District of Columbia                  2                              740,615
Florida                               6                            3,602,191
Georgia                               3                            2,049,613
Illinois                              3                            1,275,338
Indiana                               3                            1,517,763
Kansas                                1                              386,623
Louisiana                             1                              335,530
Maryland                              6                            2,287,293
Massachusetts                         6                            2,631,082
Michigan                              4                            2,057,332
Minnesota                             2                              745,261
Missouri                              2                            1,555,701
Nevada                                3                            1,255,371
New Jersey                            6                            2,780,482
New York                             61                           30,237,357
North Carolina                       11                            5,596,377
Pennsylvania                          2                              882,688
Rhode Island                          1                              398,595
South Carolina                        1                              371,690
Tennessee                             1                              433,472
Texas                                13                            6,622,825
Utah                                  3                            1,091,657
Virginia                             10                            4,214,109
Washington                            6                            2,911,694
Wisconsin                             1                              495,000


Total                               263                         $126,383,134
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL III MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Arkansas                              3                          $ 1,165,509
California                           19                            9,826,197
Colorado                              1                              348,528
Connecticut                          10                            4,633,511
Georgia                               7                            3,101,273
Illinois                              7                            3,008,307
Indiana                               2                              677,860
Maryland                              2                              854,345
Massachusetts                         9                            3,892,663
Michigan                              4                            1,536,932
Minnesota                             3                            1,539,398
Missouri                              1                              449,561
New Hampshire                         1                              484,869
New Jersey                           33                           15,314,083
New York                             17                            7,644,117
North Carolina                        1                              328,707
Ohio                                  3                            1,133,694
Oklahoma                              1                              539,576
Pennsylvania                          7                            2,697,756
Tennessee                             2                            1,024,389
Texas                                11                            5,002,924
Virginia                             17                            7,318,744
Washington                            2                              792,084
West Virginia                         1                              390,707


Total                               164                          $73,705,734
                                    ===                          ===========

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstatder
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: April 8, 2003